EXHIBIT 10.25
Certain portions of this exhibit (indicated by “[***]”) have been omitted pursuant to Item 601(a)(6) of Regulation S-K.
This exhibit is an English translation of a foreign language document. The Company hereby agrees to furnish to the SEC, upon request, a copy of the foreign language document.

SUPPLEMENTARY AGREEMENT
TO THE EMPLOYMENT AGREEMENT №20-362 dated by September 14, 2020

Astana	September 1, 2023
Parties:

EMPLOYER: Public Company "Freedom Finance Global PLC", a private company duly registered in the Register of Companies of the Astana Financial Services Authority and licensed under the commercial number [***] and identification number [***], having its registered office at the address Republic of Kazakhstan, Astana, Yesil district, Dostyk Street, building 16, vnp. 2 (Talan Towers Offices), represented by the Director of the Department of Human Resources Kashkimbayeva Z.Kh., acting on the basis of power of attorney No. [***] dated December 14, 2022., and
EMPLOYEE: Renat Sautzhanovich Tukanov, identity card No. [***] issued by the Ministry of Internal Affairs of the REPUBLIC of KAZAKHSTAN on [***], IIN [***], residing at [***], hereinafter jointly referred to as the Parties, have concluded this additional agreement (hereinafter the Agreement) to the employment contract (hereinafter the Agreement) dated 09/14/2020 No. 20-362 on the following:

1. Item 1. Annex No. 1 to the Contract should be worded as follows:
"1. The Employer establishes the following amount of remuneration for the Employee:
The monthly official salary of an Employee is 5,789,901 (Five million seven hundred eighty-nine thousand nine hundred and one ) tenge" (taking into account contributions to compulsory social health insurance, mandatory pension contributions to the accumulative pension fund and individual income tax and other mandatory payments at budget rates in accordance with the procedure determined by the legislation of the Republic of Kazakhstan).
2. Leave the remaining terms of the Agreement unchanged.
3. This Agreement shall enter into force upon signature by the Parties.
4. This Agreement is drawn up in two copies, one for each of the Parties.

5. DETAILS AND SIGNATURES OF THE PARTIES

Employer:
Public Company
"Freedom Finance Global PLC

Republic of Kazakhstan, Astana, Yesil district, Dostyk street, building 16, vnp. 2 (Talan Towers Offices)
BIN [***]
Bank details:
No. [***]
JSC "Bank Freedom Finance Kazakhstan"
BIC: [***]
[***]
Employee: Renat Sautzhanovich Tukanov Personal identification number [***], issued on [***] by the Ministry of Internal Affairs of the Republic IIN [***] Almaty, [***]

Director of the HR Department

/s/ Kashkimbayeva Z.Kh.	/s/ Tukanov R.S.
Kashkimbayeva Z.Kh.	Tukanov R.S.